EXHIBIT 99.1

WESTERN GAS ANNOUNCES
SECOND-QUARTER 2015 RESULTS

HOUSTON, July 29, 2015 – Western Gas Partners, LP (NYSE: WES) (“WES” or the “Partnership”) and Western Gas Equity Partners, LP (NYSE: WGP) (“WGP”) today announced second-quarter 2015 financial and operating results.
WESTERN GAS PARTNERS, LP
Net income available to limited partners for the second quarter of 2015 totaled $64.6 million, or $0.44 per common unit (diluted). For the second quarter of 2015, Adjusted EBITDA(1) was $205.5 million and Distributable cash flow(1) was $173.3 million, resulting in a Coverage ratio(1) of 1.24 times for the period.
WES previously declared a quarterly distribution of $0.750 per unit for the second quarter of 2015. This distribution represented a 3% increase over the prior quarter’s distribution and a 15% increase over the second-quarter 2014 distribution of $0.650 per unit. The distribution will be paid on August 12, 2015, to unitholders of record at the close of business on July 31, 2015. The second-quarter 2015 Coverage ratio(1) of 1.24 times was based on the quarterly distribution of $0.750 per unit.
Total throughput attributable to WES for natural gas assets for the second quarter of 2015 averaged 4.1 Bcf/d, which was 4% above the prior quarter and 13% above the second quarter of 2014. Total throughput for crude/NGL assets for the second quarter of 2015 averaged 134 MBbls/d, which was 2% above the prior quarter and 17% above the second quarter of 2014.
“The successful startup of Lancaster Train II combined with significant sequential volume growth in the DJ and Delaware Basins has led to another quarter of solid operating performance,” said Chief Executive Officer, Don Sinclair. “Furthermore, we have protected our cash flow in the second half of the year by extending our DJ Basin and Hugoton fixed-price agreements with Anadarko through December 31, 2015.”

(1) Please see the tables at the end of this release for a reconciliation of non-GAAP to GAAP measures and calculation of the Coverage ratio.

Capital expenditures attributable to WES on a cash basis, including equity investments but excluding acquisitions, totaled $136.3 million during the second quarter of 2015. Of this amount, maintenance capital expenditures were $10.3 million, or 5% of Adjusted EBITDA(1). Capital expenditures attributable to WES on an accrual basis, including equity investments but excluding acquisitions, totaled $120.2 million during the second quarter of 2015. The Partnership is slightly revising its 2015 outlook for maintenance capital expenditures, now estimating they will be between 7% and 10% of Adjusted EBITDA.
WESTERN GAS EQUITY PARTNERS, LP
WGP indirectly owns the entire general partner interest in WES, 100% of the incentive distribution rights in WES and 49,296,205 WES common units. Net income available to limited partners for the second quarter of 2015 totaled $67.8 million, or $0.31 per common unit (diluted).
WGP previously declared a quarterly distribution of $0.36375 per unit for the second quarter of 2015. This distribution represented a 6% increase over the prior quarter’s distribution and a 34% increase over the second-quarter 2014 distribution of $0.27125. The distribution will be paid on August 21, 2015, to unitholders of record at the close of business on July 31, 2015. WGP will receive distributions from WES of $80.3 million attributable to the second quarter and will pay $79.6 million in distributions for the same period.
CONFERENCE CALL TOMORROW AT 11 A.M. CDT
WES and WGP will host a joint conference call on Thursday, July 30, 2015, at 11:00 a.m. Central Daylight Time (12:00 p.m. Eastern Daylight Time) to discuss second-quarter 2015 results. Individuals who would like to participate should dial 866-777-2509 (Domestic) or 412-317-5413 (International) approximately 15 minutes before the scheduled conference call time. Pre-registration is available through the investor relations page at www.westerngas.com. Pre-registrants will be issued a personal identification number to use when dialing in to the live conference call, which will enable the participant to bypass the operator and gain immediate access to the call. To access the live audio webcast of the conference call, please visit the investor relations section of the Partnership’s website at www.westerngas.com. A replay of the conference call will also be available on the website for two weeks following the call.

(1) Please see the tables at the end of this release for a reconciliation of non-GAAP to GAAP measures and calculation of the Coverage ratio.

Western Gas Partners, LP (“WES”) is a growth-oriented Delaware master limited partnership formed by Anadarko Petroleum Corporation to acquire, own, develop and operate midstream energy assets. With midstream assets located in the Rocky Mountains, the Mid-Continent, North-central Pennsylvania and Texas, WES is engaged in the business of gathering, processing, compressing, treating and transporting natural gas, condensate, natural gas liquids and crude oil for Anadarko, as well as for other producers and customers.
Western Gas Equity Partners, LP (“WGP”) is a Delaware master limited partnership formed by Anadarko to own the following types of interests in WES: (i) the general partner interest and all of the incentive distribution rights in WES, both owned through WGP’s 100% ownership of WES’s general partner, and (ii) a significant limited partner interest in WES.

For more information about Western Gas Partners, LP and Western Gas Equity Partners, LP, please visit www.westerngas.com.

This news release contains forward-looking statements. Western Gas Partners and Western Gas Equity Partners believe that their expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this news release. These factors include the ability to meet financial guidance or distribution growth expectations; the ability to safely and efficiently operate WES’s assets; the ability to obtain new sources of natural gas supplies; the effect of fluctuations in commodity prices and the demand for natural gas and related products; the ability to meet projected in-service dates for capital growth projects; construction costs or capital expenditures exceeding estimated or budgeted costs or expenditures; and the other factors described in the “Risk Factors” sections of WES’s and WGP’s most recent Forms 10-K filed with the Securities and Exchange Commission and in their other public filings and press releases. Western Gas Partners and Western Gas Equity Partners undertake no obligation to publicly update or revise any forward-looking statements.

# # #

WESTERN GAS CONTACT
Benjamin Fink, CFA
SVP, Chief Financial Officer and Treasurer
832.636.6010
benjamin.fink@westerngas.com

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures

Below are reconciliations of (i) WES’s Distributable cash flow (non-GAAP) to net income attributable to Western Gas Partners, LP (GAAP), (ii) Adjusted EBITDA attributable to Western Gas Partners, LP (“Adjusted EBITDA”) (non-GAAP) to net income attributable to Western Gas Partners, LP (GAAP) and to net cash provided by operating activities (GAAP), and (iii) Adjusted gross margin attributable to Western Gas Partners, LP (“Adjusted gross margin”) (non-GAAP) to operating income (GAAP), as required under Regulation G of the Securities Exchange Act of 1934. Management believes that WES’s Distributable cash flow, Adjusted EBITDA, Adjusted gross margin, and Coverage ratio are widely accepted financial indicators of WES’s financial performance compared to other publicly traded partnerships and are useful in assessing its ability to incur and service debt, fund capital expenditures and make distributions. Distributable cash flow, Adjusted EBITDA, Adjusted gross margin and Coverage ratio, as defined by WES, may not be comparable to similarly titled measures used by other companies. Therefore, WES’s Distributable cash flow, Adjusted EBITDA, Adjusted gross margin and Coverage ratio should be considered in conjunction with net income and other applicable performance measures, such as operating income or cash flows from operating activities.

Distributable Cash Flow

WES defines Distributable cash flow as Adjusted EBITDA, plus interest income, plus the net settlement amounts from the sale and/or purchase of natural gas, drip condensate and NGLs under our commodity price swap agreements to the extent such amounts are not recognized as Adjusted EBITDA, less net cash paid for interest expense (including amortization of deferred debt issuance costs originally paid in cash, offset by non-cash capitalized interest), maintenance capital expenditures, and income taxes.

	Three Months Ended June 30,			Six Months Ended June 30,
thousands except Coverage ratio	2015		2014 (1)	2015		2014 (1)
Reconciliation of Net income attributable to Western Gas Partners, LP to Distributable cash flow and calculation of the Coverage ratio
Net income attributable to Western Gas Partners, LP	$110,522		$99,167	$194,090		$190,223
Add:
Distributions from equity investees	25,902		24,328	47,572		36,641
Non-cash equity-based compensation expense	1,163		1,057	2,275		2,154
Interest expense, net (non-cash settled) (2)	4,190		—	5,610		—
Income tax (benefit) expense	(1,816)		2,523	2,644		4,308
Depreciation, amortization and impairments (3)	65,311		44,662	134,955		86,110
Less:
Equity income, net	18,941		13,008	37,161		22,259
Cash paid for maintenance capital expenditures (3)	10,262		12,849	22,894		22,993
Capitalized interest	2,693		2,007	5,787		5,447
Cash paid for (reimbursement of) income taxes	—		—	(138)		(340)
Other income (3) (4)	68		79	137		157
Distributable cash flow	$173,308		$143,794	$321,305		$268,920
Distributions declared (5)
Limited partners	$96,431			$189,570
General partner	43,305			83,369
Total	$139,736			$272,939
Coverage ratio	1.24	x		1.18	x

(1)
In March 2015, WES acquired Anadarko’s interest in Delaware Basin JV Gathering LLC, which owns a 50% interest in a gathering system and related facilities (the “DBJV system”). WES will make a cash payment on March 1, 2020, to Anadarko as consideration for the acquisition. The net present value of this future obligation has been recorded on the consolidated balance sheet under Deferred purchase price obligation - Anadarko. Financial information has been recast to include the financial position and results attributable to the DBJV system.

(2)	Includes accretion expense related to the Deferred purchase price obligation - Anadarko associated with the acquisition of DBJV.

(3)	Includes WES’s 75% share of depreciation, amortization and impairments; cash paid for maintenance capital expenditures; and other income attributable to Chipeta.

(4)
Excludes income of zero and $0.1 million for the three months ended June 30, 2015 and 2014, respectively, and zero and $0.5 million for the six months ended June 30, 2015 and 2014, respectively, related to a component of a gas processing agreement accounted for as a capital lease.

(5)	Reflects cash distributions of $0.750 and $1.475 per unit declared for the three and six months ended June 30, 2015, respectively.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Adjusted EBITDA Attributable to Western Gas Partners, LP

WES defines Adjusted EBITDA as net income (loss) attributable to Western Gas Partners, LP, plus distributions from equity investees, non-cash equity-based compensation expense, interest expense, income tax expense, depreciation, amortization and impairments, and other expense, less gains on divestitures, income from equity investments, interest income, income tax benefit and other income.

	Three Months Ended June 30,		Six Months Ended June 30,
thousands	2015	2014 (1)	2015	2014 (1)
Reconciliation of Net income attributable to Western Gas Partners, LP to Adjusted EBITDA attributable to Western Gas Partners, LP
Net income attributable to Western Gas Partners, LP	$110,522	$99,167	$194,090	$190,223
Add:
Distributions from equity investees	25,902	24,328	47,572	36,641
Non-cash equity-based compensation expense	1,163	1,057	2,275	2,154
Interest expense	27,604	20,864	50,564	34,825
Income tax expense	—	2,523	4,460	4,308
Depreciation, amortization and impairments (2)	65,311	44,662	134,955	86,110
Less:
Equity income, net	18,941	13,008	37,161	22,259
Interest income – affiliates	4,225	4,225	8,450	8,450
Other income (2) (3)	68	79	137	157
Income tax benefit	1,816	—	1,816	—
Adjusted EBITDA attributable to Western Gas Partners, LP	$205,452	$175,289	$386,352	$323,395

Reconciliation of Adjusted EBITDA attributable to Western Gas Partners, LP to Net cash provided by operating activities
Adjusted EBITDA attributable to Western Gas Partners, LP	$205,452	$175,289	$386,352	$323,395
Adjusted EBITDA attributable to noncontrolling interest	3,463	4,090	7,335	8,416
Interest income (expense), net	(23,379)	(16,639)	(42,114)	(26,375)
Uncontributed cash-based compensation awards	(68)	(20)	(145)	33
Accretion and amortization of long-term obligations, net	4,958	678	7,070	1,358
Current income tax benefit (expense)	(117)	(1,298)	(819)	(2,090)
Other income (expense), net (3)	71	82	142	163
Distributions from equity investments in excess of cumulative earnings	(5,574)	(7,804)	(8,538)	(9,848)
Changes in operating working capital:
Accounts receivable, net	(28,463)	(8,421)	(46,135)	(23,860)
Accounts and natural gas imbalance payables and accrued liabilities, net	(10,168)	(2,439)	283	4,267
Other	(744)	2,369	(1,964)	4,247
Net cash provided by operating activities	$145,431	$145,887	$301,467	$279,706
Cash flow information of Western Gas Partners, LP
Net cash provided by operating activities			$301,467	$279,706
Net cash used in investing activities			$(349,170)	$(801,530)
Net cash provided by financing activities			$68,417	$531,725

(1)	Financial information has been recast to include the financial position and results attributable to the DBJV system.

(2)	Includes WES’s 75% share of depreciation, amortization and impairments; and other income attributable to Chipeta.

(3)
Excludes income of zero and $0.1 million for the three months ended June 30, 2015 and 2014, respectively, and zero and $0.5 million for the six months ended June 30, 2015 and 2014, respectively, related to a component of a gas processing agreement accounted for as a capital lease.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Adjusted gross margin attributable to Western Gas Partners, LP

WES defines Adjusted gross margin as total revenues less gains on divestitures and cost of product, plus distributions from equity investees and excluding the noncontrolling interest owner’s proportionate share of revenue and cost of product.

	Three Months Ended June 30,		Six Months Ended June 30,
thousands	2015	2014 (1)	2015	2014 (1)
Reconciliation of Adjusted gross margin attributable to Western Gas Partners, LP to Operating income
Adjusted gross margin attributable to Western Gas Partners, LP for natural gas assets	$255,342	$222,913	$489,194	$418,684
Adjusted gross margin for crude/NGL assets	22,018	21,507	42,202	32,296
Adjusted gross margin attributable to Western Gas Partners, LP	$277,360	$244,420	$531,396	$450,980
Adjusted gross margin attributable to noncontrolling interest	$4,661	$4,935	$9,469	$10,029
Equity income, net	18,941	13,008	37,161	22,259
Less:
Distributions from equity investees	25,902	24,328	47,572	36,641
Operation and maintenance	56,827	55,404	112,976	99,981
General and administrative	8,667	8,445	19,179	17,349
Property and other taxes	8,775	7,316	17,298	14,550
Depreciation, amortization and impairments	65,961	45,305	136,253	87,390
Operating income	$134,830	$121,565	$244,748	$227,357

(1)	Financial information has been recast to include the financial position and results attributable to the DBJV system.

Western Gas Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
thousands except per-unit amounts	2015	2014 (1)	2015	2014 (1)
Revenues
Gathering, processing and transportation of natural gas and natural gas liquids	$228,236	$175,885	$438,080	$330,382
Natural gas, natural gas liquids and drip condensate sales	173,261	167,628	337,429	305,277
Other	915	2,056	1,997	3,627
Total revenues	402,412	345,569	777,506	639,286
Equity income, net	18,941	13,008	37,161	22,259
Operating expenses
Cost of product	146,293	120,542	284,213	214,918
Operation and maintenance	56,827	55,404	112,976	99,981
General and administrative	8,667	8,445	19,179	17,349
Property and other taxes	8,775	7,316	17,298	14,550
Depreciation, amortization and impairments	65,961	45,305	136,253	87,390
Total operating expenses	286,523	237,012	569,919	434,188
Operating income	134,830	121,565	244,748	227,357
Interest income – affiliates	4,225	4,225	8,450	8,450
Interest expense	(27,604)	(20,864)	(50,564)	(34,825)
Other income (expense), net	71	214	142	691
Income before income taxes	111,522	105,140	202,776	201,673
Income tax (benefit) expense	(1,816)	2,523	2,644	4,308
Net income	113,338	102,617	200,132	197,365
Net income attributable to noncontrolling interest	2,816	3,450	6,042	7,142
Net income attributable to Western Gas Partners, LP	$110,522	$99,167	$194,090	$190,223
Limited partners’ interest in net income:
Net income attributable to Western Gas Partners, LP	$110,522	$99,167	$194,090	$190,223
Pre-acquisition net (income) loss allocated to Anadarko	—	(4,135)	(1,742)	(6,800)
General partner interest in net (income) loss	(45,915)	(28,047)	(87,908)	(52,881)
Limited partners’ interest in net income	64,607	66,985	$104,440	$130,542
Net income per common unit – basic	$0.44	$0.57	$0.70	$1.11
Net income per common unit – diluted	0.44	0.57	0.70	1.11
Weighted-average common units outstanding – basic	128,481	118,177	128,111	117,948
Weighted-average common units outstanding – diluted	139,504	118,177	139,092	117,948

(1)	Financial information has been recast to include the financial position and results attributable to the DBJV system.

Western Gas Partners, LP
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

thousands except number of units	June 30, 2015	December 31, 2014 (1)
Current assets	$272,101	$186,364
Note receivable – Anadarko	260,000	260,000
Net property, plant and equipment	4,782,541	4,571,443
Other assets	1,901,400	1,936,725
Total assets	$7,216,042	$6,954,532
Current liabilities	$213,063	$239,833
Long-term debt	2,677,023	2,422,954
Asset retirement obligations and other	125,910	157,370
Deferred purchase price obligation – Anadarko	179,886	—
Total liabilities	$3,195,882	$2,820,157
Equity and partners’ capital
Common units (128,574,646 and 127,695,130 units issued and outstanding at June 30, 2015, and December 31, 2014, respectively)	$3,102,772	$3,119,714
Class C units (11,077,794 and 10,913,853 units issued and outstanding at June 30, 2015, and December 31, 2014, respectively)	732,192	716,957
General partner units (2,583,068 units issued and outstanding at June 30, 2015, and December 31, 2014)	116,859	105,725
Net investment by Anadarko	—	122,509
Noncontrolling interest	68,337	69,470
Total liabilities, equity and partners’ capital	$7,216,042	$6,954,532

(1)	Financial information has been recast to include the financial position and results attributable to the DBJV system.

Western Gas Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended June 30,
thousands	2015	2014 (1)
Cash flows from operating activities
Net income	$200,132	$197,365
Adjustments to reconcile net income to net cash provided by operating activities and changes in working capital:
Depreciation, amortization and impairments	136,253	87,390
Change in other items, net	(34,918)	(5,049)
Net cash provided by operating activities	301,467	279,706
Cash flows from investing activities
Capital expenditures	(338,178)	(390,506)
Contributions in aid of construction costs from affiliates	—	182
Acquisitions from affiliates	(9,968)	(360,952)
Acquisitions from third parties	(3,514)	—
Investments in equity affiliates	(6,770)	(60,102)
Distributions from equity investments in excess of cumulative earnings	8,538	9,848
Proceeds from the sale of assets to affiliates	700	—
Proceeds from the sale of assets to third parties	22	—
Net cash used in investing activities	(349,170)	(801,530)
Cash flows from financing activities
Borrowings, net of debt issuance costs	769,694	1,076,895
Repayments of debt	(520,000)	(480,000)
Increase (decrease) in outstanding checks	(2,327)	2,517
Proceeds from the issuance of common and general partner units, net of offering expenses	57,376	92,588
Distributions to unitholders	(259,247)	(191,359)
Distributions to noncontrolling interest owner	(7,175)	(7,949)
Net contributions from Anadarko	30,096	39,033
Net cash provided by financing activities	68,417	531,725
Net increase (decrease) in cash and cash equivalents	20,714	9,901
Cash and cash equivalents at beginning of period	67,054	100,728
Cash and cash equivalents at end of period	$87,768	$110,629

(1)	Financial information has been recast to include the financial position and results attributable to the DBJV system.

Western Gas Partners, LP
OPERATING STATISTICS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
MMcf/d except throughput measured in barrels and per-unit amounts	2015	2014 (1)	2015	2014 (1)

Throughput for natural gas assets
Gathering, treating and transportation	1,605	1,673	1,630	1,660
Processing	2,465	1,971	2,362	1,885
Equity investment (2)	172	153	169	170
Total throughput for natural gas assets	4,242	3,797	4,161	3,715
Throughput attributable to noncontrolling interest for natural gas assets	159	171	161	172
Total throughput attributable to Western Gas Partners, LP for natural gas assets (3)	4,083	3,626	4,000	3,543
Total throughput (MBbls/d) for crude/NGL assets (4)	134	115	133	97
Adjusted gross margin per Mcf attributable to Western Gas Partners, LP for natural gas assets (5)	$0.69	$0.68	$0.68	$0.65
Adjusted gross margin per Bbl for crude/NGL assets (6)	$1.80	$2.06	$1.76	$1.84

(1)	Throughput has been recast to include throughput attributable to the DBJV system.

(2)
Represents WES’s 14.81% share of average Fort Union and 22% share of average Rendezvous throughput. Excludes equity investment throughput measured in barrels (captured in “Total throughput (MBbls/d) for crude/NGL assets” as noted below).

(3)
Includes affiliate, third-party and equity investment throughput (as equity investment throughput is defined in the above footnote), excluding the noncontrolling interest owner’s proportionate share of throughput.

(4)
Represents total throughput measured in barrels, consisting of throughput from WES’s Chipeta NGL pipeline, WES’s 10% share of average White Cliffs throughput, WES’s 25% share of average Mont Belvieu JV throughput, WES’s 20% share of average TEG and TEP throughput and WES’s 33.33% share of average FRP throughput.

(5)
Average for period. Calculated as Adjusted gross margin attributable to Western Gas Partners, LP for natural gas assets (total revenues for natural gas assets less cost of product for natural gas assets plus distributions from WES’s equity investments in Fort Union and Rendezvous, and excluding the noncontrolling interest owners’ proportionate share of revenue and cost of product) divided by total throughput (MMcf/d) attributable to Western Gas Partners, LP for natural gas assets.

(6)
Average for period. Calculated as Adjusted gross margin for crude/NGL assets (total revenues for crude/NGL assets less cost of product for crude/NGL assets plus distributions from WES’s equity investments in White Cliffs, the Mont Belvieu JV, TEG, TEP and FRP), divided by total throughput (MBbls/d) for crude/NGL assets.

Western Gas Equity Partners, LP
CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
(Unaudited)

	Three Months Ended
thousands except per-unit amount and Coverage ratio	June 30, 2015
Distributions declared by Western Gas Partners, LP:
General partner interest	$2,752
Incentive distribution rights	40,553
Common units held by WGP	36,972
Less:
Public company general and administrative expense	640
Cash available for distribution	$79,637
Declared distribution per common unit	$0.36375
Distributions declared by Western Gas Equity Partners, LP	$79,630
Coverage ratio	1.00	x

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
thousands except per-unit amounts	2015	2014 (1)	2015	2014 (1)
Revenues
Gathering, processing and transportation of natural gas and natural gas liquids	$228,236	$175,885	$438,080	$330,382
Natural gas, natural gas liquids and drip condensate sales	173,261	167,628	337,429	305,277
Other	915	2,056	1,997	3,627
Total revenues	402,412	345,569	777,506	639,286
Equity income, net	18,941	13,008	37,161	22,259
Operating expenses
Cost of product	146,293	120,542	284,213	214,918
Operation and maintenance	56,827	55,404	112,976	99,981
General and administrative	9,442	9,202	20,789	19,077
Property and other taxes	8,801	7,316	17,324	14,550
Depreciation, amortization and impairments	65,961	45,305	136,253	87,390
Total operating expenses	287,324	237,769	571,555	435,916
Operating income	134,029	120,808	243,112	225,629
Interest income – affiliates	4,225	4,225	8,450	8,450
Interest expense	(27,604)	(20,864)	(50,566)	(34,825)
Other income (expense), net	80	235	160	731
Income before income taxes	110,730	104,404	201,156	199,985
Income tax (benefit) expense	(1,816)	2,523	2,644	4,308
Net income	112,546	101,881	198,512	195,677
Net income attributable to noncontrolling interests	44,751	42,492	73,688	83,126
Net income attributable to Western Gas Equity Partners, LP	$67,795	$59,389	$124,824	$112,551
Limited partners’ interest in net income:
Net income attributable to Western Gas Equity Partners, LP	$67,795	$59,389	$124,824	$112,551
Pre-acquisition net (income) loss allocated to Anadarko	—	(4,135)	(1,742)	(6,800)
Limited partners’ interest in net income	67,795	55,254	$123,082	$105,751
Net income per common unit – basic and diluted	$0.31	$0.25	$0.56	$0.48
Weighted-average number of common units outstanding – basic and diluted	218,912	218,903	218,911	218,903

(1)	Financial information has been recast to include the financial position and results attributable to the DBJV system.

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

thousands except number of units	June 30, 2015	December 31, 2014 (1)
Current assets	$273,712	$187,073
Note receivable – Anadarko	260,000	260,000
Net property, plant and equipment	4,782,541	4,571,443
Other assets	1,901,400	1,936,725
Total assets	$7,217,653	$6,955,241
Current liabilities	$213,143	$241,058
Long-term debt	2,677,023	2,422,954
Asset retirement obligations and other	125,910	157,370
Deferred purchase price obligation – Anadarko	179,886	—
Total liabilities	$3,195,962	$2,821,382
Equity and partners’ capital
Common units (218,913,688 and 218,909,977 units issued and outstanding at June 30, 2015, and December 31, 2014, respectively)	$1,244,765	$1,260,195
Net investment by Anadarko	—	122,509
Noncontrolling interests	2,776,926	2,751,155
Total liabilities, equity and partners’ capital	$7,217,653	$6,955,241

(1)	Financial information has been recast to include the financial position and results attributable to the DBJV system.

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended June 30,
thousands	2015	2014 (1)
Cash flows from operating activities
Net income	$198,512	$195,677
Adjustments to reconcile net income to net cash provided by operating activities and changes in working capital:
Depreciation, amortization and impairments	136,253	87,390
Change in other items, net	(34,396)	(5,425)
Net cash provided by operating activities	300,369	277,642
Cash flows from investing activities
Capital expenditures	$(338,178)	$(390,506)
Contributions in aid of construction costs from affiliates	—	182
Acquisitions from affiliates	(9,968)	(360,952)
Acquisitions from third parties	(3,514)	—
Investments in equity affiliates	(6,770)	(60,102)
Distributions from equity investments in excess of cumulative earnings	8,538	9,848
Proceeds from the sale of assets to affiliates	700	—
Proceeds from the sale of assets to third parties	22	—
Net cash used in investing activities	(349,170)	(801,530)
Cash flows from financing activities
Borrowings, net of debt issuance costs	$769,694	$1,076,895
Repayments of debt	(521,150)	(480,000)
Increase (decrease) in outstanding checks	(2,327)	2,517
Proceeds from the issuance of WES common units, net of offering expenses	57,376	91,690
Distributions to WGP unitholders	(143,386)	(105,347)
Distributions to Chipeta noncontrolling interest owner	(7,175)	(7,949)
Distributions to noncontrolling interest owners of WES	(112,278)	(83,894)
Net contributions from Anadarko	30,096	39,033
Net cash provided by financing activities	70,850	532,945
Net increase (decrease) in cash and cash equivalents	22,049	9,057
Cash and cash equivalents at beginning of period	67,213	113,085
Cash and cash equivalents at end of period	$89,262	$122,142

(1)	Financial information has been recast to include the financial position and results attributable to the DBJV system.